RICHTON INTERNATIONAL CORPORATION

                           --------------------------

                    Notice of Annual Meeting of Stockholders
                            to be held April 26, 2000

                           --------------------------





      The Annual Meeting of Stockholders of Richton International Corporation (the "Company") will be held at the New York Athletic Club, 180 Central Park South, New York, New York, on April 26, 2000 at 11:00 a.m. for the purpose of considering and acting upon the following:

      1.    Election of three directors.

      2. Approval of the Richton International Corporation 2000 Long-Term Incentive Plan.

      3. Confirmation of the appointment of Arthur Andersen & Co. L.L.P. as independent auditors for the calendar year ending December 31, 2000.

      4. Such other business as may legally come before the meeting and any adjournments or postponements thereof.

      The Board of Directors has fixed the close of business on March 17, 2000 as the record date for determining the stockholders having the right to notice of and to vote at the meeting. For a period of a least 10 days prior to the meeting, the Company will make available at its offices a complete list of the stockholders entitled to vote at the meeting showing the address of each stockholder and the number of shares registered in the name of each stockholder as of the record date. You are cordially invited to attend.

                                            By order of the Board of Directors

                                            FRED R. SULLIVAN
                                            Chairman of the Board

      New York, New York
      March 22, 2000

                                    IMPORTANT
================================================================================
           In order to ensure your representation at the meeting, you are urged to sign, date and return the enclosed proxy in the enclosed envelope (on which no postage is necessary if
                          mailed in the United States).
================================================================================

                        RICHTON INTERNATIONAL CORPORATION

                           --------------------------

                                 PROXY STATEMENT

                       For Annual Meeting of Stockholders
                            to be held April 26, 2000

                           --------------------------

      Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of Richton International Corporation ("Richton" or the "Company") to be used at the Annual Meeting of Stockholders to be held at 11:00 a.m. on April 26, 2000 at the New York Athletic Club, 180 Central Park South, New York, New York or at any adjournments or postponements thereof (the "Meeting"), for the purposes set forth in the Notice of Annual Meeting. The Company's principal executive offices are located at 767 Fifth Avenue, New York, New York 10153. This Proxy Statement and the form of proxy will first be mailed to stockholders on or about March 22, 2000.

                          THE VOTING AND VOTE REQUIRED

      On the record date for the Meeting, March 17, 2000 (the "Record Date"), there were 3,006,237 shares of common stock, par value $.10 per share (the "Common Stock") outstanding, each of which is entitled to one vote. A majority of the outstanding shares entitled to vote must be present at the Meeting in person or by proxy to constitute a quorum. Directors are elected by a plurality of the votes cast (i.e., the three nominees with the highest number of votes will be elected). The affirmative vote of a majority of the votes cast at the Meeting is required for the approval to the Company's 2000 Long-Term Incentive Plan (the "Plan" or the "2000 Plan") and for the confirmation of the appointment of the independent auditors. Abstentions and broker non-votes will be included for purposes of determining the presence of a quorum but will be disregarded and have no effect on the outcome of the vote on any matters presented at the Meeting.

      All shares represented by valid proxies will be voted in accordance with the instructions contained thereon. As to the election of the directors, the proxy will be voted in favor of the nominees for director named herein unless a direction is indicated to withhold authority to vote for either of the listed nominees. As to the approval of the Plan and confirmation of the appointment of independent auditors, the proxy will be voted in favor of each such proposal unless a direction is given to vote against or to abstain from voting thereon. Any stockholder executing and returning a proxy has the power to revoke it at any time before its exercise (i) by filing with the Secretary of the Company a written instruction revoking it, (ii) by submitting a later dated proxy or (iii) by attending the Meeting and voting in person.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      The Company's By-laws provide that the Board of Directors shall be divided into three Classes as nearly equal as may be possible with terms of office having staggered expiration dates. In accordance with the Company's By-laws, the Board of Directors has fixed the number of directors of the Company at six. At the Meeting, the stockholders will be asked to elect two directors to the Class having a three-year term which expires at the 2003 Annual Meeting, and one director to the Class having a term which expires at the 2001 Annual Meeting. The three other directors, constituting the members of the two Classes whose terms of office expire at the 2001 and 2002 Annual Meetings, will not be nominees for election at the Meeting, and will continue in office until the expiration of their respective terms.

                   Nominees for Election to Office for a term
                       expiring at the 2003 Annual Meeting

RICHARD P. BARNITT, 61, Financial and accounting consultant. Mr. Barnitt was formerly Senior Vice President and Chief Financial Officer of Kidde, Inc. He is a financial consultant to the Company and serves as a director and member of the Audit Committee of Joule, Inc.

DONALD A. McMAHON, 69, Private Investor. Mr. McMahon was the President and Chief
      Executive Officer of Royal Crown Corporation, Inc. from 1975 to 1985 and the President of Baker Industries from 1970 to 1974. Mr. McMahon currently serves as a director of Intelligent Systems Corp. He was first elected as Director of the Company in 1997 and presently serves on the Compensation and Audit Committee.

                    Nominee for Election to Office for a term
                       expiring at the 2001 Annual Meeting

STANLEY J. LEIFER, 70, President of Stanley J. Leifer Associates, management and marketing consultants. Mr. Leifer was Vice President, Marketing for Braunstein Co. Inc., a manufacturer of jewelry, since November, 1995. Mr. Leifer was Vice President, Marketing for Paul H. Gesswein Co., a distributor of tools equipment and supplies for the manufacturer of jewelry, from March 1992 until October, 1995. From March 1990 until March 1992, Mr. Leifer served as Vice President, Marketing for CitiTraffic, a traffic information service. Mr. Leifer was first elected a director in 1993 and presently serves on the Audit Committee.

                    Director to continue in Office for a term
                       expiring at the 2001 Annual Meeting

THOMAS J. HILB, 62, President and Chief Executive Officer of Hilb & Co., Inc., a real estate development company (1982 to date). Mr. Hilb was first elected as a Director of the Company in 1973 and presently serves on the Compensation Committee.

                   Directors to continue in Office for a term
                       expiring at the 2002 Annual Meeting

FRED R. SULLIVAN, 85, Chairman of the Board and Chief Executive Officer of the Company since May 1989. Formerly Chairman and President of Interim Systems Corporation, a supplier of temporary personnel and health care services (September 1987-December 1990). Prior to 1987, Mr. Sullivan was Chairman of the Board and President of Kidde, Inc., a multi-market manufacturing and service organization. Currently serves as Director of Sequa Corporation. Mr. Sullivan served as a Director of the Company from 1977 to 1980 and since 1981. Mr. Sullivan presently serves on the Executive Committee.

NORMAN E. ALEXANDER,  85,  Chairman of the Board and Chief Executive  Officer of
      Sequa Corporation, a company that manufactures, repairs and coats components of gas turbine engines and produces military electro-optics and machinery for the manufacture and printing of seamless aluminum beverage cans. Mr. Alexander was first elected as a Director of the Company in September 1990 and presently serves on the Executive Committee.

                        BOARD OF DIRECTORS AND COMMITTEES

      The Board of Directors held four meetings in calendar year 1999. Each director attended 100% of the aggregate number of meetings of the Board and committees on which he served during 1999.

      The Company has Audit, Executive and Compensation Committees. The Board does not have a Nominating Committee. The Audit Committee met once in 1999. The Compensation Committee met twice in 1999. The Executive Committee did not meet in 1999.

      The principal functions of the Audit Committee are to make recommendations to the Board as to the engagement of independent auditors, to review the scope of the audit and the auditors' fees, to discuss the results of the audit with the independent auditors and determine what action, if any, is required with respect to Richton's internal controls and to make a general review of developments in financial reporting and accounting. In addition, the Audit Committee reviews, considers and reports to the Board of Directors with respect to any transactions which could involve actual or potential conflicts of interest between the Company and any of its officers, directors or affiliates. The members of the Audit Committee are Donald A. McMahon and Stanley J. Leifer, neither of whom is an employee of the Company.

      The Compensation Committee reviews and approves employment agreements with, and annual salaries, bonuses, profit participation and other compensation of, executives of the Company, and administers and grants benefits under the Company's Long Term Incentive Plan. The members of the Compensation Committee are Thomas J. Hilb and Donald A. McMahon.

Director Compensation

      Each non-employee Director, receives and annual retainer of $18,000.00 and $500.00 per Committee Meeting, for those Committee Meetings held on a day on which there is no Board Meeting.

                             PRINCIPAL STOCKHOLDERS

      The following table shows certain information with respect to beneficial ownership of shares of the Common Stock as of March 17, 2000 by all persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding shares:

                                                             Shares
                                                          Beneficially       Percent
Name & Address of Beneficial Owner                           Owned         of Class (1)
----------------------------------                           -----        ------------
Fred R. Sullivan ................................         1,643,197(2)       48.2%
c/o Richton International Corporation
767 Fifth Avenue, New York, New York

FRS Capital Company, LLC ........................         1,239,274(3)       36.3%
c/o Richton International Corporation
767 Fifth Avenue, New York, New York

The Franc M. Ricciardi Residuary Trust ..........           208,923(4)        6.9%
c/o Richton International Corporation
767 Fifth Avenue, New York, New York

Fred A. Sullivan ................................           407,000(5)       13.5%
857 Fifth Avenue, New York, New York

----------
(1) In determining the percent of class, shares which could be acquired through the exercise of stock options and warrants that are presently exercisable or exercisable within 60 days are deemed outstanding for the purpose of computing that person's, but only that person's, percentage.

(2) Includes (i) 208,923 shares owned by the Franc M. Ricciardi Residuary Trust, of which Mr. Fred R. Sullivan is the sole trustee, (ii) 70,000 shares which may be acquired through the exercise of stock options, all of which are currently exercisable, (iii) shares held in FRS Capital Company, LLC (see Note (3) below) and (iv) 20,000 shares issued in December 1998 and 20,000 shares issued in August 1999, pursuant to restricted stock grants which provides for vesting at the rate of one-third in each year commencing on December 1, 1998 and August 8, 1999, respectively. Does not include 27,000 shares owned by Mr. Sullivan's wife, of which Mr. Fred R. Sullivan disclaims beneficial ownership.

(3) These shares were transferred from Mr. Fred R. Sullivan to this company and include 336,250 shares which may be acquired through the exercise of warrants which are currently exercisable. While Mr. Sullivan has sole voting authority over the shares held by FRS Capital Company, LLC, his son, Fred A. Sullivan, has a majority equity interest in FRS Capital Company, LLC.

(4) Does not include 62,107 shares owned directly by Mrs. Rosemarie S. Ricciardi, widow of Franc M. Ricciardi, former Chairman of Richton.

(5) Does not include shares held by FRS Capital Company, LLC. See Note (3) above.

        SECURITY OWNERSHIP OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

      The following table sets forth information regarding beneficial ownership of the Common Stock, as of March 17, 2000, by the directors, nominees for the Board of Directors, persons named in the Summary Compensation table below and by the directors and executive officers as a group:

                                                              Shares Beneficially      Percent of
            Beneficial Owner                                        Owned               Class(1)
            ----------------                                        -----               --------
            Fred R. Sullivan ............................         1,643,197(2)            48.2%
            Norman E. Alexander .........................             5,000                   *
            Richard P. Barnitt ..........................             1,000                   *
            David R.Ficca ...............................             8,500                   *
            Cornelius F. Griffin ........................           112,000                3.7%
            Thomas J. Hilb ..............................            51,137                1.7%
            Stanley J. Leifer ...........................            16,551                   *
            Donald A. McMahon ...........................             3,000                   *
            All Directors and Officers
              as a group ("7" persons) ..................         1,840,385(2)            53.9%

----------
*     Less than one percent (1%).

(1) In determining the percent of class, shares which could be acquired through the exercise of stock options and warrants that are presently exercisable or exercisable within 60 days are deemed outstanding for the purpose of computing that person's, but only that person's, percentage.

(2) Includes (i) 208,923 shares owned by the Franc M. Ricciardi Residuary Trust, of which Mr. Fred R. Sullivan is the sole trustee, (ii) 70,000 shares which may be acquired through the exercise of stock options, all of which are currently exercisable, (iii) shares held in FRS Capital Company, LLC (see Note (3) under Principal Stockholders Table) and (iv) 20,000 shares issued in December 1998 and August 1999, respectively, pursuant to restricted stock grants which provide for vesting at the rate of one-third in each year commencing on November 30, 1998 and August 8, 1999, respectively. Does not include 27,000 shares owned by Mr. Sullivan's wife, of which Mr. Fred R. Sullivan disclaims beneficial ownership.

             COMPENSATION OF EXECUTIVE OFFICERS AND RELATED MATTERS

      The following table sets forth the compensation information for the Company's Chief Executive Officer and the only other executive officer of the Company whose total compensation in 1999 exceeded $100,000 for the three fiscal years ended December 31, 1999:

                           Summary Compensation Table

                                                                                             Long Term
                                                         Annual Compensation            Compensation Awards
                                                         -------------------          ------------------------
                                                                                      Securities    Restricted
Name and                                                                              Underlying      Stock
Principal Position                         Year          Salary         Bonus          Options       Award(1)
------------------                         ----          ------         -----          -------       --------
Fred R. Sullivan ...................       1999         $250,000       $     0               0       $277,000
Chairman and                               1998          250,000             0               0        170,000
Chief Executive Officer                    1997          250,000        85,000          30,000              0

Cornelius F. Griffin ...............       1999          150,000        60,000               0              0
Vice President and                         1998          150,000        50,000               0              0
Chief Financial Officer                    1997          150,000        35,000               0              0

----------
(1) Value of restricted shares of Richton common stock on date of grant. Such shares vest over a three-year period and are subject to forfeiture or acceleration under certain conditions. Mr. Sullivan held a total of 33,333 shares of restricted stock as of December 31, 1999 which, on that date, had an aggregate market value of $472,000.

    Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                                                                    Value of Unexercised in-
                        Share Acquired   Value Realized   Number of Unexercised          the-Money Options
                         On Exercise(#)      ($)(1)       Options at Year End (#)        at Year End($)(1)

Name                                                     Exercisable/Unexercisable    Exercisable/Unexercisable
---------------------------------------------------------------------------------------------------------------
Fred R. Sullivan .......     50,000         $599,000            70,000/0                    720,000/0


----------
(1) Value is the difference between the market value of the Company's common stock on December 31, 1999 and the exercise price. The closing market price on December 31, 1999 was $14 3/16 per share.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The following persons served on the Compensation Committee during the last completed calendar year: Thomas J. Hilb and Donald A. McMahon. No member of the Compensation Committee had any relationship constituting an interlock or insider participation under Item 402(j) of Regulation S-K.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

      The overall objectives of the Company's compensation program are to attract and retain the best possible executive talent.

      The primary element of the Company's compensation program consists of fixed compensation in the form of base salary and discretionary cash bonus. Another element of the Company's compensation program consists of variable compensation in the form of stock options and restricted stock grants ("stock awards"). The Compensation Committee's policies with respect to each of these elements, including the bases for the compensation awarded to Mr. Sullivan, the Company's chief executive officer, are discussed below.

      Base Salaries. Base salaries for executive officers are determined based upon the Compensation Committee's evaluation of the responsibilities of the position held, the experience of the individual, reference to historical levels of salary paid by the Company, the cash flow needs of the Company and the relative performance of the Company.

      Cash  Bonus.  When  appropriate  in  light  of  the  prevailing   business
conditions, the Compensation Committee approves a grant of a cash bonus to certain executive officers. In determining whether to award such bonuses and the amounts of any such bonuses, the Compensation Committee considers those factors that it deems most relevant at the time, including the executive officer's performance, subjectively determined, for the year.

      Incentive Compensation Awards. The third component of an executive's compensation is stock awards. Stock awards reflect the Company's desire to provide an equity incentive for the executive officers to have the Company prosper over the long term. The exercise price of stock option awards is set at a price equal to or greater than the market price of the Common Stock at the time of the grant. The options therefore do not have any value to the executive unless the market price of the Common Stock rises. The number of stock awards granted in any year is based upon the discretion of the Compensation Committee. In 1999, the Compensation Committee awarded restricted stock grants covering 20,000 shares.

      Chief Executive Officer Compensation. In setting Mr. Sullivan's compensation, the Compensation Committee considered factors such as individual performance (without reference to any specific performance-related targets) and individual experience and expertise, subject, however, to the Compensation Committee's intention to continue to provide Mr. Sullivan with a base salary which the Compensation Committee considers to be low relative to what it believes to be the compensation levels of chief executives of other comparable companies (generally, privately held companies of similar size in the industry and not the companies included in the peer group index) and subject to the cash flow needs of the Company. No particular weight is given by the Compensation Committee to any one of the foregoing factors.

      The Compensation Committee intends to limit executive compensation in order to maximize cash flow and to ensure full deductibility of compensation in light of the limitation on the deductibility of certain compensation in excess of one million dollars under Section 162(m) of the Internal Revenue Code as amended. Based on current levels of base salary, the Compensation Committee recommended no adjustment with respect to compensation in light of these limitations. The Compensation Committee considers it unlikely that the limitations will apply to compensation of its executive officers in the near future.

                                                      The Compensation Committee
                                                      of the Board of Directors

                                                      Thomas J. Hilb, Chairman
                                                      Donald A. McMahon

                                PERFORMANCE GRAPH

      The following graph illustrates the return that would have been realized (assuming reinvestment of dividends) by an investor who invested $100 on December 31, 1994 in each of (i) the Company's Common Stock, (ii) the American Stock Exchange Market Value Index and (iii) a market capitalization of a selected peer group of companies.

                  Comparison of 5-Year Cumulative Total Return*
                    Among Richton International Corporation
                   The AMEX Market Index and Peer Group Index1


               [The following table was depicted as a line chart]

             * $100 INVESTED ON DEC. 31, 1994 IN STOCK OR INDEX --
                      INCLUDING REINVESTMENT OF DIVIDENDS
                          FISCAL YEAR ENDING DEC. 31.

                                                           Fiscal Year Ending
                                 ----------------------------------------------------------------------
Company                          1994        1995         1996          1997         1998         1999
-------                          ----        ----         ----          ----         ----         ----
Richton International             100        94.74       126.32        177.19       256.14       403.51
Peer Group                        100       133.74       208.42        245.66       171.13       175.62
AMEX Market                       100       128.68       130.73        163.50       175.49       224.19

----------
(1) Includes Central Garden & Pet Co., Central Sprinkler Corp., Hughes Supply Inc., Lindsay Manufacturing Co., SCP Pool Corp., Toro Co. and Valmont Industries Inc.

                     RELATED TRANSACTIONS AND OTHER MATTERS

      In October 1993, Fred R. Sullivan, Chairman of the Board of Directors and Chief Executive Officer of the Company, loaned the Company $1,181,250 pursuant to an unsecured subordinated promissory note (the "1993 Promissory Note"). In October 1999, the Company made final payment on the remaining principal and interest due. In March 1995, Mr. Sullivan loaned the Company $1,000,000 pursuant to an unsecured subordinated promissory note (the "1995 Promissory Note"). The 1995 Promissory Note bears interest at a rate of 10% per annum, payable quarterly, and provides for the payment of principal in ten semi-annual installments. In connection with such loan, Mr. Sullivan was issued 100,000 warrants to acquire 100,000 shares of the Company's common stock at $3.00 per share which represented the fair market value at the time of issuance. The remaining balance on the outstanding loan, as of December 31, 1999 is $150,000.

      Mr. David R. Ficca, a Director, also serves as a consultant to the Company. He received an initial payment of $40,000 in January, 1999 and is currently paid $5,000 per month. He received no Director's fees as a member of the Company's Board and will retire from the Board effective on the meeting date.

                                   PROPOSAL 2

                  APPROVAL OF THE 2000 LONG-TERM INCENTIVE PLAN

      The Board of Directors and stockholders of the Company have previously approved the 1990 Long-Term Incentive Plan (the "1990 Plan") covering 415,000 shares. To date, options or stock awards covering 355,000 shares have been granted under the 1990 Plan. The Board of Directors believes that an incentive plan remains a desirable way to attract and retain executives and other key employees and consultants of the Company. However, the 1990 Plan, by its terms, expires on June 11, 2000. Accordingly, the Board has adopted, subject to stockholder approval, the 2000 Long-Term Incentive Plan (the "Plan" or the "2000 Plan") for use in connection with the issuance of nonqualified and incentive stock options and restricted stock grants to key employees, including officers and consultants, who render significant services to the Company and its subsidiaries. The 2000 Plan is substantially identical to the 1990 Plan except that the number of shares subject to grants or awards under the 2000 Plan has been set at 100,000. Any shares remaining unused (not subject to grants or awards) under the 1990 Plan will not be available for grants or awards after the adoption of the 2000 Plan. At present, approximately ten persons would be eligible to receive grants or awards under the Plan.

                        The Board of Directors recommends
                            A vote FOR this proposal.

Summary of Material Provisions of the Plan

      The purpose of the Plan is to provide management with sufficient flexibility regarding the forms of incentive compensation that the Company will have at its disposal in rewarding employees and consultants who render significant services to the Company by offering key personnel equity ownership in the Company.

      The Plan, as proposed, is printed in full and attached to this Proxy Statement as Exhibit A, and is incorporated herein by reference. The Plan summary contained herein is qualified in its entirety by reference to the full text of the Plan.

      The Plan is administered by the Compensation Committee (the "Committee"), which shall consist of two or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended the ("Exchange Act"). The Committee shall have full authority, subject to the provisions of the Plan, among other things, to determine the persons to whom stock options or restricted stock awards (collectively, "Awards") will be granted, to determine the exercise price of the stock options, to determine terms and conditions of Awards and to prescribe, amend and rescind rules and regulations relating to the Plan.

      Grants of Awards may be made under the Plan to key employees and consultants of the Company and its subsidiaries, in the discretion of the Committee. Stock options may be either "incentive stock options," as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options. The exercise price of a stock option may not be less than the fair market value per share of Common Stock on the date of grant. Stock options shall be exercisable at the times and upon the conditions that the Committee may determine, as reflected in the applicable Award agreement. The exercise period shall be determined by the Committee; provided, however, that in the case of an incentive stock option, such exercise period shall not exceed ten years from the date of grant of such incentive stock option and in the case of nonqualified stock options, such exercise period may not exceed ten years and one day.

      In the event that the employment or service of a grantee shall terminate (other than by reason of death, disability or cause), all stock options that are not exercisable at the time of such termination shall terminate and all stock options that are exercisable at the time of such termination may be exercised for a period of three months immediately following such termination (but in no case after the stock options expire in accordance with their terms). In the event that the employment or service of a grantee shall be terminated for cause, all stock options held by the grantee at the time of such termination shall terminate. In the event that the employment or service of a grantee shall terminate by reason of death or disability, all stock options that are not exercisable at the time of such termination shall terminate and all stock options that are exercisable at the time of such termination may be exercised for a period of one year immediately following such termination (but in no case after the stock options expire in accordance with their terms).

      Incentive stock options will be designed to comply with the provisions of the Code, and will be subject to restrictions contained in the Code. Incentive stock options will be granted at not less than fair market value of the stock subject to the option on the date of grant and will extend for a term of up to ten years. Incentive stock options granted to any person who owns more than 10% of the combined voting power of the Company's outstanding securities must be granted at prices that are not less than 110% of fair market value and may not extend for more than five years.

      The purchase price of Common Stock purchased upon the exercise of a stock option may be paid in cash or, in the discretion of the Committee, by delivery of Common Stock owned by the grantee or in combination of cash and Common Stock.

      Restricted stock may be granted to participants. The Committee may provide that a restricted stock award will vest upon the satisfaction of certain restrictions, including restrictions based on service. In general, restricted shares may not be sold, transferred or hypothecated, and the stock will be placed in escrow, until restrictions are removed or expire. Grantees of restricted stock shall have voting rights and receive dividends prior to the time when restrictions lapse.

      Awards granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution. The Plan may, at any time and from time to time, be altered, amended, suspended, or terminated by the Board of Directors, in whole or in part; provided that, any amendment increasing the number of shares subject to the Plan, extending the duration of the Plan or changing categories of persons who are eligible to receive Awards under the Plan, shall not be effective unless approved by the requisite vote of stockholders. In addition, no amendment may be made which adversely affects any of the rights of a grantee under any Award theretofore granted, without such grantee's consent.

Unless terminated earlier by the Board of Directors, the Plan will expire on March 14, 2010.

      The benefits to be derived from the Plan to the eligible participating individuals and groups cannot be estimated, as grants will be made in the sole discretion of the Committee, based on a variety of factors.

                Certain Federal Income Tax Consequences of Awards

      The following discussion is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws relating to Awards under the Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

Options

      Non-Qualified Stock Options. An optionee will not recognize any taxable income upon the grant of a nonqualified stock option and the Company will not be entitled to a tax deduction with respect to the grant of a nonqualified stock option. Upon exercise, the excess of the fair market value of a share of Common Stock on the exercise date over the option exercise price will be taxable as ordinary income to the optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a tax deduction at such time in the amount of such ordinary income.

      In the event of a sale of a share of Common Stock received upon the exercise of a nonqualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such Common Stock is more than one year.

      Incentive Stock Options. An optionee will not recognize any taxable income at the time of grant or timely exercise of an incentive stock option and the Company will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an incentive stock option may, however, give rise to taxable compensation income subject to applicable withholding taxes, and a tax deduction to the Company, if the incentive stock option is not exercised on a timely basis (generally, while the optionee is employeed by the Company or within 90 days after termination of employment) or if the optionee subsequently engages in a "disqualifying disposition," as described below. The amount by which the fair market value of the Common Stock on the exercise date of an incentive stock option exceeds the exercise price generally will increase the optionee's "alternative minimum taxable income."

      A sale or exchange by an optionee of shares acquired upon the exercise of an incentive stock option more than one year after the transfer of the shares to such optionee and more than two years after the date of grant will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain (or loss) to the optionee. If such sale or exchange takes place within two years after the date of grant of the incentive stock option or within one year from the date of transfer of the incentive stock option shares to the optionee, such sale or exchange will generally constitute a "disqualifying disposition" of such shares that will have the following results: any excess of (i) the lesser of (a) the fair market value of the shares at the time of exercise and (b) the amount realized on such disqualifying disposition of the shares over (ii) the option exercise price of such shares, will be ordinary income to the optionee, subject to applicable withholding taxes, and the Company will be entitled to a tax deduction in the amount of such income. Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction by the Company.

      Exercise with Shares. If an optionee uses previously acquired shares of Common Stock to pay the exercise price of an option, the optionee would not ordinarily recognize any taxable income to the extent that the number of new shares of Common Stock received upon exercise of the option does not exceed the number of previously acquired shares so used. If non-recognition treatment applies to the payment for option shares with previously acquired shares, the tax basis of the option shares received without recognition of taxable income is the same as the basis of the shares surrendered as payment. In the case of an incentive stock option, if a greater number of shares of Common Stock is received upon exercise than the number of shares surrendered in payment of the option price, such excess shares will have a zero basis in the hands of the holder. Where a nonqualified stock option is being exercised, the option holder will be required to include in gross income (and the Company will be entitled to deduct) an amount equal to the fair market value of the additional shares on the date the option is exercised less any cash paid in connection with the exercise of another option whether or not an incentive stock option, and if, at the time of such transfer, the stock so transferred has not been held for the holding period required in order to receive favorable treatment under the rules governing incentive stock options, then such transfer will be treated as a disqualifying disposition of the shares so transferred.

      Restricted Stock Grant Agreements. The grant of shares pursuant to restricted stock grant agreements will not be taxable to the recipient until the termination of the restricted period with respect thereto, unless the recipient makes an election under Section 83(b) of the Code (the "Section 83(b) election"), within 30 days after the shares are issued, to be taxed on the award at the time it is made. If a Section 83(b) election is not made, the recipient will recognize ordinary income in the year of termination of the restricted period equal to the fair market value of the shares at the time of termination of the restricted period (less any amount paid for the shares). If a Section 83(b) election is made, the recipient will recognize income in the year in which such recipient is granted the restricted shares. The disposition of the shares following the termination of the restricted period will result in tax consequences similar to the disposition of shares acquired upon exercise of nonqualified stock options.

                                   PROPOSAL 3

                            CONFIRMATION OF AUDITORS

      The Board of Directors of Richton has appointed Arthur Andersen & Co. L.L.P. ("Arthur Andersen") as the Company's independent auditors for the calendar year ending December 31, 2000 and seeks confirmation by the stockholders with respect to this appointment. If the appointment of Arthur Andersen is not confirmed by stockholders, such appointment will be resubmitted to the Board of Directors for further consideration.

      Arthur Andersen has acted as independent auditors of Richton since fiscal year 1970. During the fiscal year ended December 31, 1999, Arthur Andersen rendered audit and tax services to the Company consisting of the examination of the Company's financial statements and consultation and assistance in connection with filing the Company's Annual Report on Form 10-K with the Securities and Exchange Commission.

      One or more representatives of Arthur Andersen will be available at the Meeting to respond to appropriate questions, and those representatives will also have an opportunity to make a statement if they desire to do so.

                        The Board of Directors recommends
                            a vote FOR this proposal.

                  SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2001
                         ANNUAL MEETING OF STOCKHOLDERS

      Under the proxy rules of the Securities and Exchange Commission, stockholder proposals intended for inclusion in next year's proxy statement pursuant to Rule 14a-8 under the Exchange Act of 1934, must be received by the Company by November 22, 2000. These proposals should be sent to the Secretary of the Company at 767 Fifth Avenue, New York, New York 10153. In order for stockholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Company at the address set forth in the previous sentence by February 5, 2001.

                                  MISCELLANEOUS

Other Matters

      Management knows of no matters other than the foregoing to be brought before the Meeting, but if such other matters properly come before the Meeting the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.

      Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of the registered class of our equity securities, to file reports of ownership of, and transactions in, our securities with the Securities and Exchange Commission. Such directors, executive officers and 10% shareholders are also required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms we received, and on written representations from certain reporting persona, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers and 10% shareholders were complied with during the year.

Annual Report on Form 10-K

      A copy of the Company's Annual Report, which includes a copy of Form 10-K for the fiscal year ended December 31, 1999, accompanies this Proxy Statement. The Company will provide copies of any exhibit to the Form 10-K to stockholders, upon request of such person and such person's payment of the Company's reasonable expenses of furnishing such exhibit.

Solicitation of Proxies

      The entire cost of the solicitation of proxies will be borne by the Company. The Company has retained Georgeson Shareholder Communications, Inc. to solicit proxies in the form enclosed and will pay such firm a fee of approximately $5,500. In addition, proxies may be solicited by directors, officers and regular employees of Richton, without extra compensation, by telephone, facsimile transmission, mail or personal interview. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of its Common Stock.

        EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE
       ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN
              IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

                                              By Order of the Board of Directors

                                              FRED R. SULLIVAN
                                              Chairman of the Board

New York, New York
March 22, 2000

                                                                       EXHIBIT A

                        RICHTON INTERNATIONAL CORPORATION
                          2000 LONG-TERM INCENTIVE PLAN

PURPOSE

      The purpose of the 2000 Long-Term Incentive Plan (the "2000 Plan" or "Plan") of Richton International Corporation (the "Company") is to provide an incentive to key employees, directors and consultants whose present and potential contributions to the Company and its Subsidiaries (as such term is defined in Section 2 below) are or will be important to the success of the Company by affording them an opportunity to acquire a proprietary interest in the Company. It is intended that this purpose will be effected through (a) the granting of stock options and (b) the grant of shares of Common Stock, $.10 par value per share, of the Company ("Common Stock"), pursuant to restricted stock grant agreements (collectively, such options and grants of shares are referred to herein as "Awards"). Stock options may be granted under the 2000 Plan which qualify as "Incentive Stock Options" under Section 422 of the Internal Revenue Code of 1986, as it may be hereafter amended (the "Code"). Such options are sometimes referred to as an "ISO" or collectively as "ISOs." The 2000 Plan is intended to replace the Company's 1990 Long Term Incentive Plan, which shall expire by its terms on June 11, 2000.

1. ELIGIBILITY

      Awards may be made or granted to key employees and consultants who are deemed to have rendered significant services to the Company or its Subsidiaries and who are deemed to have the potential to contribute to the future success of the Company (such eligible persons being referred to herein as "Eligible Participants"). The term "employees" shall include officers who are employees of the Company or of a Subsidiary, as well as other employees of the Company and its Subsidiaries. A director of the Company or of any Subsidiary who is not also an employee of the Company or of one of its Subsidiaries will not be eligible to receive any Awards under the Long-term Plan. No ISO shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant. No ISO shall be granted to an employee who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of capital stock of the employer corporation (as such term is used in the Code) or any Parent or Subsidiary of the employer corporation, provided, however, that an ISO may be granted to such an employee, if at the time such ISO is granted, the option price is at least 110 percent of the fair market value of stock subject to the ISO on the date of grant (as determined pursuant to Subsection 6(a) hereof) and such ISO, by its terms, is not exercisable after the expiration of five years from the date such option is granted. The terms "Subsidiary" and "Parent" as used herein shall have the meanings given them in Section 424 of the Code. Awards may be made to employees or consultants who hold or have held options, or shares under this 2000 Plan or any other plans of the Company.

2. STOCK SUBJECT TO THE PLAN

      The shares that may be issued upon exercise of options and rights and which may be sold under the 2000 Plan shall not exceed in the aggregate 100,000 shares of Common Stock, as adjusted to give effect to the anti-dilution provisions contained in Section 8 hereof. Such shares may be authorized and unissued shares, or treasury shares purchased by the Company and reserved for issuance under the 2000 Plan. If a stock option for any reason expires or is terminated without having been exercised in full, or if shares issued pursuant to restricted stock grant agreements are forfeited to the Company in accordance with the terms thereof, those shares relating to an unexercised stock option or shares which have been forfeited shall again become available for grant under the 2000 Plan. The total number of shares of Common Stock subject to Awards which are granted to any Eligible Participant during any tax year of the Company shall not exceed 100,000 shares of Common Stock (subject to adjustment as provided herein).

3. AWARDS UNDER THE PLAN

      Awards under the 2000 Plan may be of two types. They are: "stock options," and "restricted stock grants." An option, including an ISO, is a right to purchase Common Stock in accordance with Section 6 hereof. A "restricted stock grant" is the grant of Common Stock, which is nontransferable, and subject to substantial risk of forfeiture, until specific conditions, based on continuing employment, are met.

4. ADMINISTRATION

      (a) Procedure. The 2000 Plan shall be administered by a Committee of two or more persons established by the Board of Directors, each member of which shall be a "non-employee director" as such term is or shall be defined in Rule 16b-3 (or any successor provision to such rule) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Committee") and an "outside director" as defined in Section 162(m) of the Internal Revenue Code of 1986 as amended. The 2000 Plan is intended, to the extent applicable, to satisfy the requirements of Section 162(m) of the Code, and shall be interpreted in a manner consistent with the requirements thereof. Committee members shall serve for such term as the Board of Directors shall determine, and shall be subject to removal at any time by the Board of Directors.

      (b) Powers of the Committee. Subject to the provisions of the 2000 Plan, the Committee shall have the authority in its discretion: (i) to determine, upon review of relevant information, the fair market value of the Common Stock; (ii) to determine the exercise price per share of stock options to be granted; (iii) to determine the Eligible Participants to whom, and time or times at which, Awards shall be granted and the number of shares to be issuable pursuant to each stock option or restricted stock grant agreement; (iv) to construe and interpret the 2000 Plan; (v) to prescribe, amend and rescind rules and regulations relating to the 2000 Plan; (vi) to determine the terms and provisions of each Award (which need not be identical); and (vii) to make all other determinations necessary to or advisable for the administration of the 2000 Plan.

5. DURATION OF THE PLAN

      The 2000 Plan shall be subject to the affirmative vote of stockholders holding a majority of the number of shares of Stock of the Company entitled to vote. The 2000 Plan shall remain in effect (with respect to grants of Awards) for a term of ten (10) years from March 15, 2000 (the date of adoption by the Board of Directors) unless sooner terminated under Section 16 hereof, provided, however, that the terms of the 2000 Plan shall thereafter remain in effect with respect to Awards granted during such period which have not expired, or whose forfeiture provisions have not lapsed, prior to the termination of the 2000 Plan. Notwithstanding any of the foregoing to the contrary, the Board of Directors (but not the Committee) shall have the authority to amend the 2000 Plan pursuant to Section 17 hereof, provided, however, that Awards already made shall remain in full force and effect as if the 2000 Plan had not been amended or terminated.

6. OPTIONS

      Options shall be evidenced by stock option agreements in such form, and not inconsistent with the 2000 Plan, as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

      (a) Option Price; Number of Shares. The option price, which shall be approved by the Committee, shall in no event be less than one hundred percent (100%) of the fair market value of the Common Stock at the time the option is granted. The fair market value of the Common Stock, for the purposes of the 2000 Plan, shall mean: (i) if the Common Stock is traded on a national securities exchange or on the NASDAQ National Market System ("NMS"), the per-share closing price of the Common Stock on the principal securities exchange (presently the American Stock Exchange) on which they are listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or
(ii) if the Common Stock is not traded on a national securities exchange or the NMS but is traded in the over-the-counter market and quotations are published on the NASDAQ quotation system (but not on NMS), the mean between the per-share closing bid and asked prices of the Common Stock on the date of grant as reported by NASDAQ (or if there are no closing bid and asked prices for such date of grant, then the last preceding business day on which there were reported closing bid and asked prices); or (iii) if the Common Stock is traded in the over-the--counter market, but bid and asked quotations are not published on NASDAQ, the mean between the closing bid and asked prices per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock.

      The option agreement shall specify the total number of shares to which it pertains and whether such options are ISOs or are not ISOs. With respect to ISOs granted under the 2000 Plan, the aggregate fair market value (determined at the time an ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by such employee during any calendar year shall not exceed $100,000 under all plans of the Company or its Parents or Subsidiaries. To the extent the aggregate fair market value (determined at the time of grant) of stock with respect to which ISOs first become exercisable by an option holder during any calendar year exceeds $100,000, such options will be treated as non-qualified stock options.

      (b) Restrictions on Transfer and Exercise. Options issued pursuant to the Plan (i) shall not be transferable other than by will or the laws of descent and distribution and (ii) shall be exercisable during the optionee's life only by the optionee or, in case of the optionee's disability, the optionee's guardian or legal representative.

      (c) Terms and Conditions. Subject to the provisions of paragraph 6(a), at the time an option is granted, the Committee will determine the terms and conditions to be satisfied before shares may be purchased, including the dates on which shares subject to the option may first be purchased. (The period from the date of grant of an option until the date on which such option may first be exercised is referred to herein as the "Waiting Period.") At the time an option is granted, the Board of Directors shall fix the period within which it may be exercised, which for an ISO, shall not be more than ten (10) years from the date of grant or, for a non-ISO, shall not be more than ten (10) years and one (1) day from the date of grant. (Any of such periods is referred to herein as the "Exercise Period.")

      (d) Form and Time of Payment. Stock purchased pursuant to exercise of an option shall be paid for at the time of purchase either in cash or by certified check or, in the discretion of the Committee, as set forth in the stock option agreement (i) in lieu of cash, through the delivery of shares of Common Stock valued at their fair market value on the date of exercise, or (ii) in a combination of cash and shares of Common Stock. Upon receipt of payment, the Company shall, without transfer or issue tax to the option holder or other person entitled to exercise the option, deliver to the option holder (or such other person) a certificate or certificates for the shares so purchased.

      (e) Effect of Termination or Death. In the event that an option holder ceases to be an employee or consultant of the Company or of any of its Subsidiaries for any reason other than permanent disability (as such term may be defined in the Code and as determined by the Committee) or death, any option, including any unexercised portion thereof, which was otherwise exercisable on the date of termination, shall expire unless exercised within a period of up to three months from the date of termination, but in no event may the option be exercised after the expiration of the Exercise Period; provided, however, that if the Committee shall determine that an option holder shall have been discharged for cause, options granted and not yet exercised shall terminate immediately and be null and void as of the date of termination. In the event of the death of an option holder during the three month period after termination (except termination for cause), the option shall be exercisable by his or her personal representatives, heirs or legatees to the same extent that the option holder could have exercised the option if he or she had not died, for up to three months from the date of death, but in no event after the expiration of the Exercise Period. In the event of the termination by reason of permanent disability of an option holder while an employee or consultant of the Company or of any Subsidiary, that portion of the option granted to such employee or consultant which had become exercisable by the date of termination shall continue to be exercisable for up to twelve (12) months after the date of permanent disability, but in no event may the option be exercised after the expiration of the Exercise Period. In the event of the death of an option holder while an employee or consultant of the Company or any of its Subsidiaries, or during the twelve (12) month period after the date of permanent disability of the option holder, that portion of the option which had become exercisable on the date of death shall be exercisable by his or her personal representatives, heirs or legatees for up to twelve (12) months after the date of death, but in no event may the option be exercised after expiration of the Exercise Period. Except as the Committee shall determine otherwise, in the event an option holder ceases to be an employee or consultant of the Company or of any Subsidiary for any reason, including death, prior to the lapse of the Waiting Period, his or her option shall terminate and be null and void.

      (f) Other Provisions. Each option granted under the 2000 Plan may contain such other terms, provisions and conditions not inconsistent with the 2000 Plan as may be determined by the Committee.

7. RESTRICTED STOCK GRANTS

      The Committee may authorize, in its discretion, the grant of shares of Common Stock to Eligible Participants pursuant to restricted stock grant agreements in such form, and not inconsistent with the 2000 Plan, as the Board of Directors shall approve from time to time and shall include substantially the following terms and conditions as the Board shall determine:

      (a) Eligibility. Eligible Participants with a minimum of six (6) months of continuous prior service to the Company at the date of grant, shall be eligible to receive restricted stock grants in consideration of such services, in such amounts and with such forfeiture provisions (subject to the other provisions of this Section 7) as the Committee shall determine.

      (b) Restrictions Against Disposition. Shares of Common Stock acquired by an Eligible Participant pursuant to a restricted stock grant agreement under the 2000 Plan shall not be sold, transferred, or otherwise disposed of and shall not be pledged or otherwise hypothecated, except as provided in the restricted stock grant agreement. These restrictions on any such sale, transfer or other disposition, or any pledge or other hypothecation shall hereinafter be referred to as "restrictions against disposition." Certificates for all shares issued pursuant to restricted stock grants shall be issued in the recipient's name but shall be held in escrow by the Company, together with stock powers executed by the recipient transferring such shares back to the Company, pending lapse of the restrictions against disposition. For each recipient of a restricted stock grant, the Company shall have an escrow account (the "Escrow Account") consisting of all shares granted pursuant to restricted stock grant agreements, plus any additional shares issued pursuant to stock dividends thereon, minus shares as to which the restrictions against disposition have lapsed.

      (c) Termination of Service and Forfeiture of Shares. The restricted stock grant agreements shall provide that if employment terminates other than by retirement with the consent of the Company or by death, then the shares subject to the restricted stock grant agreement as to which the restrictions against disposition have not lapsed, (the "Restricted Period") shall be forfeited to the Company immediately without payment of any consideration, in accordance with the restricted stock grant agreement.

      (d) Forfeiture of Shares Upon Death or Retirement. In the event of the death of a recipient of a restricted stock grant while an employee of the Company or any Subsidiary, or his retirement with the consent of the Company, in either case after the six-month period referred to in Subsection 9(c) herein, all shares subject to any restricted stock grant shall remain the property of the recipient or his estate, as the case may be, and the restrictions against disposition shall lapse at the rate stated in the restricted stock grant agreement.

      (e) Voting Rights and Dividends. Recipients of restricted stock grants shall be entitled to vote all shares covered by such grants and to receive any dividends (except that stock dividends paid, or shares of stock issuable upon stock splits or distributions, with respect to shares as to which restrictions have not lapsed, shall be added to the recipient's Escrow Account and shall be either distributed or forfeited together with the shares as to which such shares were initially issued pursuant to stock dividends, distributions or stock splits).

8. ANTI-DILUTION PROVISIONS AND
   ADJUSTMENTS ON RECAPITALIZATION

      In the event of any change in the capital structure or business of the Company by reason of any stock dividend or extraordinary dividend, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, non-cash distributions with respect to its outstanding Common Stock or capital stock other than Common Stock, reclassification of the Company's capital stock, any sale or transfer of all or part of the Company's assets or business, or any similar change affecting the Company's capital structure or business or the capital structure of any business of any subsidiary or a change in control of the Company, as determined by the Committee or the Board, and as such Committee or the Board determines in good faith that an adjustment is necessary or appropriate under the Plan to prevent substantial dilution or enlargement of the rights granted to, or available for, Eligible Participants under the Plan or as otherwise necessary to reflect the change, then the aggregate number and kind of shares of Common Stock which may be issued under the Plan, the number and kind of shares (including shares of another issuer) subject to outstanding option under the Plan and the option price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee or the Board may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Eligible Participants under the Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Committee or the Board in good faith shall be binding and conclusive on the Company and all Eligible Participants and their respective heirs, executors, administrators, successors and assigns. In connection with any event described in this paragraph, the Committee or the Board may provide, in its sole discretion, for the cancellation of any outstanding options and payment in cash or other property in exchange therefor. Notice of any adjustment shall be given by the Committee or the Board to each Eligible Participant whose option has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the 2000 Plan. Any fractional shares resulting from the foregoing adjustments will be eliminated. In the event the Committee shall disagree with the Board with respect to the foregoing adjustments, the Board's determination will be final and conclusive.

9. ACCELERATION

      (a) Notwithstanding any contrary waiting period in any stock option agreement, or any Restricted Period with respect to any shares issued pursuant to any restricted stock grant agreement, or in the 2000 Plan, but subject to any determination by the Committee to provide otherwise at the time such Award is granted or subsequent thereto, each outstanding option granted under the 2000 Plan shall become exercisable in full for the aggregate number of shares covered thereby, and each share issued pursuant to a restricted stock grant agreement shall vest and be distributed out of the Escrow Account unconditionally on the first day following the occurrence of any of the following: (a) the approval by the stockholders of the Company of an Approved Transaction; (b) a Control Purchase; or (c) a Board Change.

      (b) For the purposes of this Section 9, the following definitions shall have the following meanings:

            (i) An "Approved Transaction" shall mean any of the following transactions which are outside the control of the Eligible Participation:
      (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or
      (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (C) the adoption of any plan or proposal for the liquidation or dissolution of the Company.

            (ii) A "Control Purchase" shall mean circumstances in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Eligible Participant or any group which includes such Eligible Participant, the Company or any employee benefit plan sponsored by the Company or any Subsidiary) (A) shall purchase any Common Stock (or securities convertible into the Company's Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors, or (B) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in paragraph
      (d) of such Rule 13d-3 (or any successor rule) in the case of rights to acquire the Company's securities).

            (iii) A "Board Change" shall mean circumstances in which (A) a change in control is required to be reported under Regulation 14A (or any successor regulation) under the Exchange Act or (B) during any period of twenty-seven consecutive months or less, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each such new director was approved by a vote of at least a majority of the directors then still in office. Notwithstanding the preceding sentence, no new director shall be considered a member of such majority whose initial assumption of office occurs as a result of any actual or threatened election contest with respect to the election or removal of directors by or on behalf of a person (as such term is defined in (ii) above) other than the Board.

10. CONTINUATION OF RELATIONSHIP; LEAVE OF ABSENCE

      (a) Nothing in the 2000 Plan or any Award made hereunder shall interfere with or limit in any way the right of the Company or of any Subsidiary to terminate any Eligible Participant's employment or consultancy at any time, nor confer upon any Eligible Participant any right to continue any such relationship with the Company or Subsidiary.

      (b) For purposes of the 2000 Plan, a transfer of an employee from the Company to a Subsidiary or vice versa, or from one Subsidiary to another, or a leave of absence duly authorized by the Company shall not be deemed a termination of employment or consultancy or a break in an applicable period, as the case may be. In the case of an approved leave of absence, the Committee may make such provisions with respect to continuance of options or forfeiture of shares previously granted pursuant to restricted stock grant agreements while on leave from the Company or a Subsidiary as the Committee may deem equitable.

11. GENERAL RESTRICTION

      Each Award made under the 2000 Plan shall be subject to the requirement that, if at any time the Committee shall determine, in its sole and subjective discretion, that the registration, qualification or listing of the shares subject to such Award upon a securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting or exercise of such Award, the Company shall not be required to issue such shares unless such registration, qualification, listing, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. Nothing in the 2000 Plan or any agreement or grant hereunder shall obligate the Company to effect any such registration, qualification or listing.

12. RIGHTS AS A STOCKHOLDER

      The holder of a stock option shall have no rights as a stockholder with respect to any shares covered by the stock option until the date of issuance of a stock certificate to him for such shares related to the exercise or discharge thereof.

13. NON-ASSIGNABILITY OF STOCK OPTIONS

      No stock option shall be assignable or transferable by an Eligible Participant except by will or by the laws of descent and distribution and, during the lifetime of an Eligible Participant, may only be exercised by him or, in the case of disability, by a guardian or legal representative.

14. WITHHOLDING TAXES

      Whenever under the 2000 Plan shares are to be issued in satisfaction of stock options granted thereunder, or pursuant to restricted stock grants, the Company shall have the right to require the Eligible Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or at such later time as the Company may determine that such taxes are due. Whenever under the 2000 Plan payments are made in cash, such payment shall be net of an amount sufficient to satisfy federal, state and local withholding tax requirements.

15. NON-EXCLUSIVITY OF THE PLAN

      Neither the adoption of the 2000 Plan by the Board of Directors nor any provision of the 2000 Plan shall be construed as creating any limitations on the power of the Board of Directors (but not the Committee) to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of the stock options otherwise than under the 2000 Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

16. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

      The Board of Directors (but not the Committee) may at any time amend, alter, suspend or discontinue the 2000 Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any recipient of a stock option or Common Stock pursuant to a restricted stock grant under any agreement theretofore entered into hereunder, without his consent, or which, without the requisite vote of the stockholders of the Company approving such action, would:

      (a) except as is provided in Section 9 of the 2000 Plan, increase the total number of shares of stock reserved for the purposes of the 2000 Plan or increase the number of shares subject to Awards which may be granted to any Eligible Participant during any tax year of the Company; or

      (b) extend the duration of the 2000 Plan; or

      (c) change the category of persons who can be Eligible Participants under the 2000 Plan.

      No amendment to the 2000 Plan shall be effective without Stockholder approval if the Board of Directors determines that such approval is necessary or appropriate in order to satisfy Section 162 (m) of the Code.

17. NON-UNIFORM DETERMINATIONS

      The Committee's determinations under the 2000 Plan, including without limitation, (i) the determination of the Eligible Participants to receive Awards, (ii) the form, amount and timing of such Awards and (iii) the terms and provisions of Awards and the instruments evidencing the same, need not be uniform and may be made by it selectively among Eligible Participants who receive, or who are eligible to receive, Awards under the 2000 Plan, whether or not such Eligible Participants are similarly situated.

18. LIMITATIONS ON EXERCISE

      Notwithstanding anything to the contrary contained in the 2000 Plan, any agreement evidencing any Award hereunder may contain such provisions as the Committee deem appropriate to ensure that the penalty provisions of Section 4999 of the Code, or any successor thereto, will not apply to any stock or cash received by the holder from the Company.

19. GOVERNING LAW

      The 2000 Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

20. EXCULPATION OF COMMITTEE MEMBERS

      Each member of the Committee and each officer and employee of the Company shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than such person. In no event shall any person who is or shall have been a member of the Committee or an officer or employee of the Company be held liable for any determination made or other action taken or any omission to act reliance upon any such information, or for any action (including the furnishings of information) taken or any failure to act, if in good faith.

21. FINALITY OF DETERMINATIONS

      Each determination, interpretation, or other action made or taken pursuant to the provisions of the Plan by the Committee shall be final and shall be binding and conclusive for all purposes.

                                     PROXY

                        RICHTON INTERNATIONAL CORPORATION
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
        For the Annual Meeting of Stockholders called for April 26, 2000

The undersigned hereby appoints Marshall Bernstein and CORNELIUS F. GRIFFIN and each of them as proxies with full power of substitution to represent the undersigned at the Annual Meeting of Stockholders of RICHTON INTERNATIONAL CORPORATION (the "Company"), to be held on April 26, 2000 at 11:00 a.m., at the New York Athletic Club, 180 Central Park South, New York, New York, or at any adjournments or postponements thereof, and to vote in the name and on behalf of the undersigned all shares which the undersigned would be entitled to vote as fully and with the same effect as the undersigned might do if personally present.

      Election of three directors as set forth in accompanying proxy statement.

      Nominees:     Richard P. Barnitt
                    Stanley J. Leifer
                    Donald A. McMahon

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations.

               PLEASE SIGN AND DATE THIS CARD ON THE REVERSE SIDE
--------------------------------------------------------------------------------
                                 FOLD AND DETACH

------------------------------------------------------------
The Board of Directors  recommends a vote FOR the election
of the  directors and FOR Item 2 and Item 3 below.
------------------------------------------------------------


1. Election of Directors             FOR        WITHHELD
   (See Reverse)                      []          []


2. Proposal to approve and adopt     FOR        AGAINST       ABSTAIN
   Richton International              []          []             []
   Corporation 2000 Long-Term
   Incentive Plan

3. Ratification of appointment of    FOR        AGAINST       ABSTAIN
   the Independent Auditors           []          []             []

For, except vote withheld
from the following nominee:

---------------------------

                                                                 Please mark
                                                               your votes as
                                                             in this example [x]

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of the directors and FOR Item 2 and Item 3.
--------------------------------------------------------------------------------
      The proxies are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting and any adjournments or postponements thereof.


SIGNATURE(S)--------------------------------------------------DATE----------2000

Note: Please sign exactly as your name appears  hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.
--------------------------------------------------------------------------------
                                FOLD AND DETACH